Summary prospectus DECEMBER 4, 2015

TIAA-CREF Lifecycle 2035 Fund

of the TIAA-CREF Funds

Class Ticker: Advisor TCYHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lc_pro_ac. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated December 4, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated May 31, 2015 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Advisor Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%
Maximum deferred sales charge	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%
Redemption or exchange fee	0%
Maximum account fee	0%

TIAA-CREF Lifecycle 2035 Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management fees	0.10%
Distribution (Rule 12b-1) fees	—
Other expenses[1]	0.10%
Acquired Fund fees and expenses[2]	0.43%
Total annual Fund operating expenses	0.63%
Waivers and expense reimbursements[3,4]	(0.12)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.51%

1	Estimates for the current fiscal year.
2

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for Advisor Class shares of the Fund. These expense reimbursement arrangements will continue through at least December 3, 2016, unless changed with approval of the Board of Trustees.

4

Advisors has contractually agreed to waive the Fund’s Management Fees equal to, on an annual basis, 0.10%. This waiver will remain in effect through December 3, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through December 3, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
1 year	$52
3 years	$190

2     Summary Prospectus  ■  TIAA-CREF Lifecycle 2035 Fund

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2015, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the target retirement year approaches and for approximately seven to ten years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring or planning to retire within a few years of 2035.

The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), expects to allocate approximately 82.00% of the Fund’s assets to equity Underlying Funds and 18.00% of the Fund’s assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually becomes more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in the Fund’s target retirement year of 2035 and reaching the Fund’s final target allocation of approximately 40% equity/60% fixed-income at some point from 2042 to 2045. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2016, which will change over time, are approximately as follows: U.S. Equity: 56.28%; International Equity: 24.12%; Fixed-Income: 19.60%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund (U.S. Equity); International Equity Fund, International Opportunities Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund and

TIAA-CREF Lifecycle 2035 Fund  ■  Summary Prospectus     3

Emerging Markets Equity Fund (International Equity); Bond Fund, Bond Plus Fund, High-Yield Fund and Emerging Markets Debt Fund (Fixed-Income); Short-Term Bond Fund and Money Market Fund (Short-Term Fixed-Income); and Inflation-Linked Bond Fund (Inflation-Protected Assets).

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of a Fund’s assets are expected to be invested in any Underlying Fund or market sectors not listed above, shareholders will receive prior notice of such change.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2015, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	82.27%	U.S. Equity	56.75%	• Large-Cap Growth Fund	11.10%
				• Enhanced Large-Cap Growth Index Fund	10.76%
				• Large-Cap Value Fund	10.28%
				• Enhanced Large-Cap Value Index Fund	10.01%
				• Growth & Income Fund	9.12%
				• Small-Cap Equity Fund	4.49%
				• Mid-Cap Growth Fund	0.53%
				• Mid-Cap Value Fund	0.46%
		International Equity	25.52%	• International Equity Fund	7.15%
				• Enhanced International Equity Index Fund	6.47%
				• International Opportunities Fund	6.13%
				• Emerging Markets Equity Fund	4.54%
				• Global Natural Resources Fund	1.23%
FIXED-INCOME	17.73%	Fixed-Income	17.72%	• Bond Plus Fund	5.89%
				• Bond Fund	5.88%
				• High-Yield Fund	4.97%
				• Emerging Markets Debt Fund	0.98%
		Short-Term Fixed-Income	0.01%	• Money Market Fund	0.01%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target

4     Summary Prospectus  ■  TIAA-CREF Lifecycle 2035 Fund

market sector allocations approximately seven to ten years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

Approximately seven to ten years after the Fund enters its target retirement year, the Board of Trustees may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a relatively stable allocation among the Underlying Funds reflecting the resting point on the glidepath described in the chart above. More detailed information about the Lifecycle Retirement Income Fund is contained in the prospectus for that fund.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

TIAA-CREF Lifecycle 2035 Fund  ■  Summary Prospectus     5

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time; and

• foreign investment risk—The increased risks of adverse issuer, political, regulatory, currency, market or economic developments compared to investments in U.S. issuers, which can result in greater market and price volatility.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• credit risk—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments held by a Fund when due;

• interest rate risk—The risk that the value or yield of fixed-income investments may decline if interest rates change, which could adversely affect a Fund’s income or the value of its holdings;

• income volatility risk—The risk that the level of current income from a Fund’s portfolio of fixed-income securities may decline due to rapid and unpredictable changes in prevailing market interest rates;

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income; and

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

6     Summary Prospectus  ■  TIAA-CREF Lifecycle 2035 Fund

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Because the Fund only recently began offering Advisor Class shares, the performance information shown is for the Fund’s existing classes, which would have substantially similar annual returns to the new Advisor Class because all of the Fund’s classes are invested in the same portfolio of securities with the only difference being that the classes do not have the same expenses. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Premier and Institutional Classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2014, and how those returns compare to those of certain broad-based securities market indices and a composite index based on the Fund's target allocations. After-tax performance is also shown only for Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares. The performance in the bar chart and table has not been restated to reflect any difference between the existing classes’ expenses and estimated Advisor Class expenses. Because existing class shares generally are expected to have different expenses than Advisor Class shares, if the charts below had been restated with Advisor Class expenses, performance would have differed.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Lifecycle 2035 Fund  ■  Summary Prospectus     7

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2035 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2015, was -3.92%.

Best quarter: 17.55%, for the quarter ended June 30, 2009. Worst quarter: -20.30%, for the quarter ended December 31, 2008.

8     Summary Prospectus  ■  TIAA-CREF Lifecycle 2035 Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2014

	Inception Date	One Year	Five Years	Ten Years
Retirement Class	10/15/2004
Return Before Taxes		4.42%	11.01%	5.67%
Return After Taxes on Distributions		2.67%	9.88%	4.81%
Return After Taxes on Distributions and Sale of
Fund Shares		3.46%	8.58%	4.35%
Institutional Class	1/17/2007
Return Before Taxes		4.67%	11.28%	5.88%*
Premier Class	9/30/2009
Return Before Taxes		4.53%	11.12%	5.73%*
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		12.56%	15.63%	7.94%
Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		5.97%	4.45%	4.71%
Lifecycle 2035 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.22%	11.51%	6.21%
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Institutional Class and Premier Class that is prior to their inception dates is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class and Premier Class.

‡

As of the close of business on December 31, 2014, the Lifecycle 2035 Fund Composite Index consisted of: 58.0% Russell 3000® Index; 24.8% MSCI All Country World Index ex USA; and 17.2% Barclays U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006

Purchase and sale of Advisor Class shares

Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate

TIAA-CREF Lifecycle 2035 Fund  ■  Summary Prospectus     9

accounts. The Fund also offers Institutional, Retirement, and Premier Class shares, which are offered through another prospectus that contains information about their respective eligibility criteria.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10     Summary Prospectus  ■  TIAA-CREF Lifecycle 2035 Fund

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